SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
July 31, 2003	0-27812

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	04-3291176
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

437 Madison Avenue New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(212) 328-2100
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On July 31, 2003, Medallion Financial Corp. issued a press release to announce its financial results for the quarter ended June 30, 2003. A copy of the press release is being filed as exhibit 99.1 to this Form 8-K.

Item 7.    Financial Statements and Exhibits.

  (c)    Exhibits.

99.1    Press release, dated July 31, 2003, announcing financial results for the quarter ended June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:

Name: Larry D. Hall
Title: Acting Chief Financial Officer

Date:    July 31, 2003

                        Exhibit Index

Exhibit No.	Description

99.1	Press release, dated July 31, 2003, announcing the financial results for the quarter ended June 30, 2003.

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